UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2014

HOMETRUST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (828) 259-3939

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

HomeTrust Bancshares, Inc. is furnishing this Current Report on Form 8-K in connection with a presentation being made by management at the KBW Community Bank Conference on July 30, 2014 in New York City.  Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of that presentation.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1	July 30, 2014 KBW Community Bank Conference Presentation Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: July 28, 2014	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	July 30, 2014 KBW Southeast Bank Conference Presentation Material